MASSMUTUAL PREMIER FUNDS

MassMutual Barings Dynamic Allocation Fund

Supplement dated June 3, 2016 to the

Prospectus dated February 1, 2016 and the

Summary Prospectus dated February 1, 2016

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus and any previous supplements.

The following information pertains to the MassMutual Barings Dynamic Allocation Fund:

The Board of Trustees of the MassMutual Premier Funds has agreed to postpone the previously approved plan to dissolve the MassMutual Barings Dynamic Allocation Fund (the “Fund”) on or about June 29, 2016 in order to allow the Fund’s management time to consider a potential merger or reorganization of the Fund. The Fund will be closed to new investors until a final decision is made regarding the Fund’s status, which is expected by August 31, 2016 and which will be communicated accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M-16–05

BDA-16-03